SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|
Check the appropriate box:
|_| Preliminary Proxy Statement            |_| Confidential, For Use of the Com-
                                               mission Only (as permitted by
                                                Rule 14a-6(e)(2))

|_| Definitive Proxy Statement
|X| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              CELGENE CORPORATION
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[Logo of Celgene Coprporation]                               Celgene Corporation
                                                             7 Powder Horn Drive
                                                                Warren, NJ 07059
                                                              Phone 732-271-1001
                                                                Fax 732-805-3931


                              CELGENE CORPORATION
                                   IMPORTANT
                  ANNUAL MEETING ADJOURNMENT TO JULY 23, 1998

June 25, 1998


Dear Stockholder:

The Annual Meeting of Stockholders of Celgene Corporation has been adjourned to July 23, 1998 at 10:00 AM at the Company's office, 7 Powder Horn Drive, Warren, NJ. As announced at the meeting on June 23, 1998, the polls are being kept open in order to provide stockholders with additional time to vote on proposal three which concerns the approval of the 1998 Long-term Incentive Plan. The meeting on July 23, 1998 will be for the sole purpose of voting on this proposal and no other business.

Since this proposal requires the affirmative vote of the majority of the outstanding common stock, it is very important that your shares be voted by you.

For the reasons set forth in your Company's Proxy Statement previously sent to you, your Board of Directors unanimously recommends a vote FOR the 1998 Long-term Incentive Plan.

Regardless of the number of shares you own, it is important that they are represented and voted. Accordingly, please take a moment now to sign, date and mail the enclosed proxy in the postage-paid envelope included for your convenience.

Thank you for your consideration.


By order of the Board of Directors
JOHN W. JACKSON
Chairman of the Board and
Chief Executive Officer


                                   IMPORTANT

Street Name Holders Only: Please vote by Telephone to ensure your vote is received in time to be counted.

     * By Telephone - please call the toll-free number listed on your form of proxy.

     * If you have any questions or require assistance in voting, please call D.F. King, which is assisting us, toll-free at 1-800-207-3155.